EXHIBIT 99.1

Adopted: 5/20/04

AUDIT COMMITTEE CHARTER

The primary purpose of the Audit Committee is to assist the Board of Directors of Pharmaceutical Formulations, Inc. (the “Company”) in fulfilling its responsibility of monitoring:

•	The Company’s accounting and financial reporting principles and policies.

•	The Company’s financial statements and the independent audit thereof.

•	The qualifications, independence ad performance of the Company’s independent auditor.

•	The Company’s internal audit controls and procedures.

Composition

The Audit Committee shall be comprised of at least two directors. All of the members of the Audit Committee shall be directors who are able to read and understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in financial sophistication, and which qualifies them as an “audit committee financial expert” as defined by the SEC.

Meetings and Other Matters

The Audit Committee shall:

•	Meet with management four times annually (more frequently if circumstances dictate) to discuss the annual audited financial statements and quarterly financial results.

•	Meet separately with the independent auditor to discuss any matters that the Audit Committee deems necessary.

•	Be permitted to request any officer or employee of the Company, the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee.

•	Be permitted to conduct its meeting by means of a conference call or similar communications equipment

•	The Audit Committee shall have the sole authority to appoint or replace the Company’s independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work, including the resolution of any disagreements between management and the independent auditor regarding financial reporting. The independent auditor is ultimately accountable to, and shall report directly to, the Audit Committee. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report.

•	The Audit Committee shall maintain a policy pursuant to which it reviews and re-approves audit services (including the fees and terms thereof) to be provided to the Company by the independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit.

•	The Audit Committee shall prepare the report of the Audit Committee required by the SEC to be included in the Company’s annual proxy statement.

•	The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

•	The Audit Committee shall report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the matters addressed in this Charter and other matters, as the Audit Committee may deem necessary or appropriate.

•	The Audit Committee shall perform such other functions as assigned by law, the Company’s Articles of Incorporation or Bylaws, or the Board.

Financial Statement and Disclosure Matters

The Audit Committee, to the extent it deems necessary or appropriate, shall:

•	Review the annual audited financial statements and interim quarterly financial statements with the independent auditor and with Company management and discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No.61, as amended by Statement on Auditing Standards No. 90, relating to the conduct of the audit.

•	Advise management and the independent auditor that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices.

•	Consider any reports or communications (and management’s responses thereto) submitted to the Audit Committee by the independent auditor.

•	Review any disclosures made to the Audit Committee by the Company’s CEO and CFO during the certification process for Form 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any corrective actions taken, and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

•	Review the form of opinion the independent auditor proposes to render to the Board of Directors and stockholders and recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

•	Inquire of management and the independent auditor regarding significant risks or exposures and assess the steps management has taken to minimize such risks to the Company

•	Review significant changes to the Company’s auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditor or management.

•	Obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A(b) of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act.

•	Review with the Company’s legal counsel any significant legal or regulatory matters and compliance policies that may have a material effect on the financial statements, including material notices to or inquiries received from government agencies.

The Company’s Relationship with its Independent Auditor

The Audit Committee, to the extent it deems necessary or appropriate, shall:

•	Require that the independent auditor annually prepare and deliver a statement (consistent with Independence Standards Board Standard No.1) as to their independence and take appropriate action if the independence of the outside auditor is in question.

•	At least annually, evaluate and report to the Board regarding the Audit Committee’s assessment of the independent auditor’s qualifications, performance (including the lead partner) and independence, taking into account the opinions of management and the internal auditors and considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit service is compatible with maintaining the auditor’s independence.

•	Monitor the regular rotation of the audit partner as required by law.

•	Set clear policies compliant with applicable laws or regulations for hiring employees or former employees of the independent auditor.

Procedures for Complaints

The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

Resources and Authority of the Audit Committee

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain independent counsel and other advisors. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Audit Committee.

Limitations of the Role of the Audit Committee

The Audit Committee has the authority and responsibilities described in the Charter. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; maintenance of appropriate accounting and financial reporting principles and policies; and maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out proper audits and reviews. Each member of the Audit Committee shall be entitled to rely on: (i) the integrity of those persons and organizations within the Company and outside the Company that it receives information from; and (ii) the accuracy of information provided to the Audit Committee by such persons or organizations (absent actual knowledge to the contrary).